UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

NIELSEN HOLDINGS PLC

(Exact name of Registrant as Specified in its Charter)

England and Wales	001-35042	98-1225347
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

675 Avenue of the Americas New York, New York 10010	5th Floor Endeavor House 189 Shaftesbury Avenue London, WC2H 8JR
(Address of Principal Executive Offices)

+1 (410) 717-7134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The second and third paragraphs of Item 8.01 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 8.01	Other Events

On September 8, 2022, Nielsen Holdings plc, a public limited company formed under the laws of England and Wales (the “Company”), announced that, according to information provided by D.F. King & Co., Inc., the Information and Tender Agent for the Offerors’ (as defined below) previously announced cash tender offers (collectively, the “Tender Offer”) and consent solicitations (collectively, the “Consent Solicitation”), as of 5:00 p.m., New York City time, on September 7, 2022, the Offerors had received tenders and consents from holders of $477,344,000 in aggregate principal amount of The Nielsen Company (Luxembourg) S.à r.l.’s (the “Luxembourg Issuer”) outstanding 5.000% Senior Notes due 2025 (the “2025 Notes”), representing approximately 95.47% of the total outstanding principal amount of the 2025 Notes, and tenders and consents from holders of $922,135,000 in aggregate principal amount of Nielsen Finance LLC and Nielsen Finance Co.’s (together, the “US Issuers” and, together with the Luxembourg Issuer, the “Offerors”) outstanding 5.625% Senior Notes due 2028 (the “2028 Notes”), representing approximately 92.21% of the total outstanding principal amount of the 2028 Notes, from holders of $617,305,000 in aggregate principal amount of the US Issuers’ 4.500% Senior Notes due 2029 (the “2029 Notes”), representing approximately 98.77% of the total outstanding principal amount of the 2029 Notes, from holders of $693,770,000 in aggregate principal amount of the US Issuers’ 5.875% Senior Notes due 2030 (the “2030 Notes”), representing approximately 92.50% of the total outstanding principal amount of the 2030 Notes and from holders of $609,817,000 in aggregate principal amount of the US Issuers’ 4.750% Senior Notes due 2031 (the “2031 Notes” and collectively with the 2025 Notes, 2028 Notes, 2029 Notes and 2030 Notes, the “Notes”), representing approximately 97.57% of the total outstanding principal amount of the 2031 Notes.

Having received the requisite consents from the holders of each series of Notes to the proposed amendments to the indenture governing such series of Notes (the “Proposed Amendments”), the Luxembourg Issuer and Deutsche Bank Trust Company Americas, in its capacity as trustee (the “Trustee”), entered into the Tenth Supplemental Indenture, dated as of September 7, 2022, which amends and supplements the Indenture, dated as of January 31, 2017, as amended and supplemented through the date hereof, governing the 5.000% Senior Notes due 2025 (the “2025 Notes Supplemental Indenture”), and concurrently, the US Issuers and the Trustee entered into the following supplemental indentures to also effect the Proposed Amendments: (i) the First Supplemental Indenture, dated as of September 7, 2022, which amends and supplements the Indenture, dated as of September 24, 2020, relating to the 5.625% Senior Notes due 2028 (the “2028 Notes Supplemental Indenture”); (ii) the First Supplemental Indenture, dated as of September 7, 2022, which amends and supplements the Indenture, dated as of May 28, 2021, relating to the 4.500% Senior Notes due 2029 (the “2029 Notes Supplemental Indenture”); (iii) the First Supplemental Indenture, dated as of September 7, 2022, which amends and supplements the Indenture, dated as of September 24, 2020, relating to the 5.875% Senior Notes due 2030 (the “2030 Notes Supplemental Indenture”); and (iv) the First Supplemental Indenture, dated as of September 7, 2022, which amends and supplements the Indenture, dated as of May 28, 2021, relating to the 4.750% Senior Notes due 2031 (the “2031 Notes Supplemental Indenture,” collectively with the 2025 Notes Supplemental Indenture, the 2028 Notes Supplemental Indenture, the 2029 Notes Supplemental Indenture and the 2030 Notes Supplemental Indenture, the “Supplemental Indentures”). The Proposed Amendments eliminate the requirement to make a “Change of Control Offer” in connection with the acquisition of the Company pursuant to the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022, by and among the Company, Neptune Intermediate Jersey Limited and Neptune BidCo US Inc., as further amended from time to time, and make certain other customary changes for a privately-held company to the “Change of Control” provisions in the indentures governing the Notes. Each Supplemental Indenture provides that the Proposed Amendments will not become operative unless and until the Luxembourg Issuer or the US Issuers, as applicable, notify the Trustee of the applicable indenture that the Notes under such Indenture, representing at least a majority in aggregate principal amount of the respective Notes outstanding under such Indenture, that were validly tendered (and not validly withdrawn) have been accepted for purchase by the Offerors pursuant to the terms of the Tender Offer and Consent Solicitation.

Copies of the 2025 Notes Supplemental Indenture, the 2028 Notes Supplemental Indenture, the 2029 Notes Supplemental Indenture, the 2030 Notes Supplemental Indenture and the 2031 Notes Supplemental Indenture are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and such Exhibits are incorporated by reference herein.

As a result of the Offerors and the Trustee entering into the Supplemental Indentures, the Offerors terminated their previously announced change of control offers for all of the outstanding Notes, which offers were separate from the Tender Offer and Consent Solicitation.

A copy of the press release issued by the Company announcing the completion of the Consent Solicitation, the execution of the Supplemental Indentures and the termination of the change of control offers is attached to this Current Report on Form 8-K as Exhibit 99.1, and such Exhibit is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description of Exhibit

4.1	Tenth Supplemental Indenture, dated as of September 7, 2022, among The Nielsen Company (Luxembourg) S.à r.l. and Deutsche Bank Trust Company Americas, as trustee (relating to the 5.000% Senior Notes due 2025).

4.2	First Supplemental Indenture, dated as of September 7, 2022, among Nielsen Finance LLC, Nielsen Finance Co. and Deutsche Bank Trust Company Americas, as trustee (relating to the 5.625% Senior Notes due 2028).

4.3	First Supplemental Indenture, dated as of September 7, 2022, among Nielsen Finance LLC, Nielsen Finance Co. and Deutsche Bank Trust Company Americas, as trustee (relating to the 4.500% Senior Notes due 2029).

4.4	First Supplemental Indenture, dated as of September 7, 2022, among Nielsen Finance LLC, Nielsen Finance Co. and Deutsche Bank Trust Company Americas, as trustee (relating to the 5.875% Senior Notes due 2030).

4.5	First Supplemental Indenture, dated as of September 7, 2022, among Nielsen Finance LLC, Nielsen Finance Co. and Deutsche Bank Trust Company Americas, as trustee (relating to the 4.750% Senior Notes due 2031).

99.1	Press release, issued September 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction and Nielsen ONE. Factors leading thereto may include, without limitation, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Nielsen’s business, the failure of Nielsen’s new business strategy in accomplishing Nielsen’s objectives, economic or other conditions in the markets Nielsen is engaged in, impacts of actions and behaviors of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules and processes affecting Nielsen’s business, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement entered into pursuant to the proposed transaction (the “Agreement”), the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, and other specific risk factors that are outlined in Nielsen’s disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as its 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission (the “SEC”). Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Nielsen assumes no obligation to update any written or oral forward-looking statement made by Nielsen or on its behalf as a result of new information, future events or other factors, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2022	NIELSEN HOLDINGS PLC

	By:	/s/ Jennifer Meschewski
Jennifer Meschewski Secretary

Exhibit 4.1

Execution Version

TENTH SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of September 7, 2022, among The Nielsen Company (Luxembourg) S.à r.l., a Luxembourg société à responsabilité limitée (the “Issuer”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture (as amended or supplemented prior to the date hereof, the “Indenture”), dated as of January 31, 2017, providing for the issuance of an unlimited aggregate principal amount of 5.000% Senior Notes due 2025 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides, with exceptions not here applicable, that the Issuer and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class (including, without limitation, consents obtained in connection with a tender offer for the Notes) (the “Requisite Consents”);

WHEREAS, Nielsen Holdings plc, a public limited company formed under the laws of England and Wales, has entered into the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time, the “Transaction Agreement”), with Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey, and Neptune BidCo US Inc., a Delaware corporation, as further amended from time to time (the “Acquisition”);

WHEREAS, in connection with the Acquisition, the Issuer, along with Nielsen Finance LLC, a Delaware limited liability company and Nielsen Finance Co., a Delaware corporation, distributed an Offer to Purchase and Consent Solicitation Statement, dated August 24, 2022 (the “Offer to Purchase”), to the Holders of the Notes in connection with the offer to purchase for cash any and all of the outstanding Notes and the concurrent solicitation of such Holders’ consents (the “Consents”) to certain proposed amendments to the Indenture as further described in the Offer to Purchase (the “Proposed Amendments”);

WHEREAS, in accordance with the terms and conditions set forth in the Offer to Purchase, the Holders of a majority in aggregate principal amount of the outstanding Notes have validly provided Consents and have not validly withdrawn their Consents to the adoption of the Proposed Amendments set forth in this Supplemental Indenture in accordance with the provisions of the Indenture, and evidence of such Consents has been provided by the Issuer to the Trustee;

WHEREAS, the Issuer has approved the Proposed Amendments;

WHEREAS, with the Issuer having received the Requisite Consents from the Holders of the outstanding Notes, the Issuer desires to amend the Indenture pursuant to Section 9.02 of the Indenture to effect the Proposed Amendments;

WHEREAS, in accordance with Sections 7.02, 9.06 and 12.04 of the Indenture, the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel with respect to this Supplemental Indenture on the date hereof;

WHEREAS, pursuant to Section 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a legal, valid and binding obligation of the Issuer according to its terms have been done.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the agreements and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

(1)    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture, as amended by this First Supplemental Indenture.

(2)    Amendments to the Indenture. Section 1.01 of the Indenture, entitled “Definitions,” is hereby amended as set forth below.

(a)    The definition of “Change of Control” shall be modified by deleting clause (3) thereof, which, for the avoidance of doubt, currently reads “(3) Nielsen HF ceases to be a Wholly-Owned Subsidiary of Parent.”, and be further modified to (i) add “or” at the end of clause (1) thereof and (ii) replace “; or” at the end of clause (2) thereof with “.”

(b)    The definition of “Change of Control” shall be further modified to add a new sentence to the end of the definition that would read as follows: “Notwithstanding the foregoing, a “Change of Control” will not occur or be deemed to occur or have occurred (i) in connection with the Acquisition or (ii) at any time so long as (1) the Permitted Holders directly or indirectly beneficially own shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Issuer or (2) no Person, other than the Permitted Holders, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent.”

(c)    Section 1.01 of the Indenture, entitled “Definitions,” shall be modified by inserting or replacing, as applicable, in the proper alphabetical order to the list of defined terms, the following new defined terms and definitions:

“Acquisition” means the acquisition of the Parent pursuant to the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time), by and among the Parent, Neptune Intermediate Jersey Limited and Neptune BidCo US Inc., which provides that Neptune BidCo US Inc. will acquire the entire issued and to be issued share capital of the Parent.

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“Permitted Holders” means, at any time, (i) one or more investment funds affiliated with, controlled by or managed by Elliott Investment Management L.P. or Brookfield Asset Management Inc. and any funds, partnerships or other co-investment vehicles managed or advised by Elliott Investment Management L.P. or Brookfield Asset Management Inc. or any of their respective Affiliates other than any portfolio companies (collectively, the “Consortium”), (ii) any Person that forms a group for purposes of Section 13(d) of the Exchange Act (or any successor provision) with the Consortium; provided that, collectively, the Consortium, directly or indirectly, controls a majority of the ordinary voting power of the Capital Stock of the Parent beneficially owned by such group and (iii) any publicly-listed company so long as no Person, other than Permitted Holders described in clauses (i) and (ii) above, such publicly-listed company or any subsidiary of such publicly-listed company, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent or such publicly-listed company.

(3)    Effectiveness; Operativeness. This Supplemental Indenture shall become a valid, binding and legal agreement enforceable in accordance with its terms between the parties hereto and effective when executed by the parties hereto; provided, however, that the amendments to the Indenture set forth herein shall become operative only at the first time and date at which the Issuer have notified the Trustee that Notes representing the Requisite Consents that were validly tendered (and not validly withdrawn) have been accepted for purchase by the Issuer, subject to the terms and conditions set forth in the Offer to Purchase, including that the Acquisition has been consummated in accordance with the terms and conditions set forth in the Transaction Agreement (such time and date, the “Operative Time”). The Issuer will notify the Trustee in writing (which may be by e-mail) of the occurrence of the Operative Time.

(4)    Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(5)    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture shall be deemed to include electronic signatures or deliveries, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or physical delivery thereof, as the case may be.

(6)    Effect of Headings. The Section headings herein are for convenience of reference only and are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

(7)    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

THE NIELSEN COMPANY (LUXEMBOURG) S.À R.L.

By:	/s/ Jana Palmaccio
Name: Jana Palmaccio
Title: Authorized Representative

Signature Page to Tenth Supplemental Indenture to 5.000% Senior Notes due 2025 Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Luke Russell
Name: Luke Russell Title: Vice President

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk Title: Vice President

Signature Page to Tenth Supplemental Indenture to 5.000% Senior Notes due 2025 Indenture

Exhibit 4.2

Execution Version

FIRST SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of September 7, 2022, among Nielsen Finance LLC (the “LLC Issuer”), a Delaware limited liability company, Nielsen Finance Co., a Delaware corporation (the “Corp. Issuer,” together with the LLC Issuer, the “Issuers”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of September 24, 2020, providing for the issuance of an unlimited aggregate principal amount of 5.625% Senior Notes due 2028 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides, with exceptions not here applicable, that the Issuers and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class (including, without limitation, consents obtained in connection with a tender offer for the Notes) (the “Requisite Consents”);

WHEREAS, Nielsen Holdings plc, a public limited company formed under the laws of England and Wales, has entered into the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time, the “Transaction Agreement”), with Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey, and Neptune BidCo US Inc., a Delaware corporation, as further amended from time to time (the “Acquisition”);

WHEREAS, in connection with the Acquisition, the Issuers, along with The Nielsen Company (Luxembourg) S.à r.l., a Luxembourg société à responsabilité limitée (private limited liability company), distributed an Offer to Purchase and Consent Solicitation Statement, dated August 24, 2022 (the “Offer to Purchase”), to the Holders of the Notes in connection with the offer to purchase for cash any and all of the outstanding Notes and the concurrent solicitation of such Holders’ consents (the “Consents”) to certain proposed amendments to the Indenture as further described in the Offer to Purchase (the “Proposed Amendments”);

WHEREAS, in accordance with the terms and conditions set forth in the Offer to Purchase, the Holders of a majority in aggregate principal amount of the outstanding Notes have validly provided Consents and have not validly withdrawn their Consents to the adoption of the Proposed Amendments set forth in this Supplemental Indenture in accordance with the provisions of the Indenture, and evidence of such Consents has been provided by the Issuers to the Trustee;

WHEREAS, the Issuers have approved the Proposed Amendments;

WHEREAS, with the Issuers having received the Requisite Consents from the Holders of the outstanding Notes, the Issuers desire to amend the Indenture pursuant to Section 9.02 of the Indenture to effect the Proposed Amendments;

WHEREAS, in accordance with Sections 7.02, 9.06 and 12.04 of the Indenture, the Issuers have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel with respect to this Supplemental Indenture on the date hereof;

WHEREAS, pursuant to Section 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a legal, valid and binding obligation of the Issuers according to its terms have been done.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the agreements and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

(1)    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture, as amended by this First Supplemental Indenture.

(2)    Amendments to the Indenture. Section 1.01 of the Indenture, entitled “Definitions,” is hereby amended as set forth below.

(a)    The definition of “Change of Control” shall be modified by deleting clause (3) thereof, which, for the avoidance of doubt, currently reads “(3) Nielsen HF ceases to be a Wholly-Owned Subsidiary of Parent.”, and be further modified to (i) add “or” at the end of clause (1) thereof and (ii) replace “; or” at the end of clause (2) thereof with “.”

(b)    The definition of “Change of Control” shall be further modified to add a new sentence to the end of the definition that would read as follows: “Notwithstanding the foregoing, a “Change of Control” will not occur or be deemed to occur or have occurred (i) in connection with the Acquisition or (ii) at any time so long as (1) the Permitted Holders directly or indirectly beneficially own shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Issuers or (2) no Person, other than the Permitted Holders, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent.”

(c)    Section 1.01 of the Indenture, entitled “Definitions,” shall be modified by inserting or replacing, as applicable, in the proper alphabetical order to the list of defined terms, the following new defined terms and definitions:

“Acquisition” means the acquisition of the Parent pursuant to the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time), by and among the Parent, Neptune Intermediate Jersey Limited and Neptune BidCo US Inc., which provides that Neptune BidCo US Inc. will acquire the entire issued and to be issued share capital of the Parent.

2

“Permitted Holders” means, at any time, (i) one or more investment funds affiliated with, controlled by or managed by Elliott Investment Management L.P. or Brookfield Asset Management Inc. and any funds, partnerships or other co-investment vehicles managed or advised by Elliott Investment Management L.P. or Brookfield Asset Management Inc. or any of their respective Affiliates other than any portfolio companies (collectively, the “Consortium”), (ii) any Person that forms a group for purposes of Section 13(d) of the Exchange Act (or any successor provision) with the Consortium; provided that, collectively, the Consortium, directly or indirectly, controls a majority of the ordinary voting power of the Capital Stock of the Parent beneficially owned by such group and (iii) any publicly-listed company so long as no Person, other than Permitted Holders described in clauses (i) and (ii) above, such publicly-listed company or any subsidiary of such publicly-listed company, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent or such publicly-listed company.

(3)    Effectiveness; Operativeness. This Supplemental Indenture shall become a valid, binding and legal agreement enforceable in accordance with its terms between the parties hereto and effective when executed by the parties hereto; provided, however, that the amendments to the Indenture set forth herein shall become operative only at the first time and date at which the Issuers have notified the Trustee that Notes representing the Requisite Consents that were validly tendered (and not validly withdrawn) have been accepted for purchase by the Issuers, subject to the terms and conditions set forth in the Offer to Purchase, including that the Acquisition has been consummated in accordance with the terms and conditions set forth in the Transaction Agreement (such time and date, the “Operative Time”). The Issuers will notify the Trustee in writing (which may be by e-mail) of the occurrence of the Operative Time.

(4)    Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(5)    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture shall be deemed to include electronic signatures or deliveries, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or physical delivery thereof, as the case may be.

(6)    Effect of Headings. The Section headings herein are for convenience of reference only and are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

(7)    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

NIELSEN FINANCE LLC

By:	/s/ Jana Palmaccio
	Name:	Jana Palmaccio
	Title:	Vice President and Treasurer

NIELSEN FINANCE CO.

By:	/s/ Jana Palmaccio
	Name:	Jana Palmaccio
	Title:	Vice President and Treasurer

Signature Page to First Supplemental Indenture to 5.625% Senior Notes due 2028 Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Luke Russell
Name: Luke Russell
Title: Vice President

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

Signature Page to First Supplemental Indenture to 5.625% Senior Notes due 2028 Indenture

Exhibit 4.3

Execution Version

FIRST SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of September 7, 2022, among Nielsen Finance LLC (the “LLC Issuer”), a Delaware limited liability company, Nielsen Finance Co., a Delaware corporation (the “Corp. Issuer,” together with the LLC Issuer, the “Issuers”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of May 28, 2021, providing for the issuance of an unlimited aggregate principal amount of 4.500% Senior Notes due 2029 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides, with exceptions not here applicable, that the Issuers and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class (including, without limitation, consents obtained in connection with a tender offer for the Notes) (the “Requisite Consents”);

WHEREAS, Nielsen Holdings plc, a public limited company formed under the laws of England and Wales, has entered into the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time, the “Transaction Agreement”), with Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey, and Neptune BidCo US Inc., a Delaware corporation, as further amended from time to time (the “Acquisition”);

WHEREAS, in connection with the Acquisition, the Issuers, along with The Nielsen Company (Luxembourg) S.à r.l., a Luxembourg société à responsabilité limitée (private limited liability company), distributed an Offer to Purchase and Consent Solicitation Statement, dated August 24, 2022 (the “Offer to Purchase”), to the Holders of the Notes in connection with the offer to purchase for cash any and all of the outstanding Notes and the concurrent solicitation of such Holders’ consents (the “Consents”) to certain proposed amendments to the Indenture as further described in the Offer to Purchase (the “Proposed Amendments”);

WHEREAS, in accordance with the terms and conditions set forth in the Offer to Purchase, the Holders of a majority in aggregate principal amount of the outstanding Notes have validly provided Consents and have not validly withdrawn their Consents to the adoption of the Proposed Amendments set forth in this Supplemental Indenture in accordance with the provisions of the Indenture, and evidence of such Consents has been provided by the Issuers to the Trustee;

WHEREAS, the Issuers have approved the Proposed Amendments;

WHEREAS, with the Issuers having received the Requisite Consents from the Holders of the outstanding Notes, the Issuers desire to amend the Indenture pursuant to Section 9.02 of the Indenture to effect the Proposed Amendments;

WHEREAS, in accordance with Sections 7.02, 9.06 and 12.04 of the Indenture, the Issuers have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel with respect to this Supplemental Indenture on the date hereof;

WHEREAS, pursuant to Section 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a legal, valid and binding obligation of the Issuers according to its terms have been done.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the agreements and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

(1)    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture, as amended by this First Supplemental Indenture.

(2)    Amendments to the Indenture. Section 1.01 of the Indenture, entitled “Definitions,” is hereby amended as set forth below.

(a)    The definition of “Change of Control” shall be modified by deleting clause (3) thereof, which, for the avoidance of doubt, currently reads “(3) Nielsen HF ceases to be a Wholly-Owned Subsidiary of Parent.”, and be further modified to (i) add “or” at the end of clause (1) thereof and (ii) replace “; or” at the end of clause (2) thereof with “.”

(b)    The definition of “Change of Control” shall be further modified to add a new sentence to the end of the definition that would read as follows: “Notwithstanding the foregoing, a “Change of Control” will not occur or be deemed to occur or have occurred (i) in connection with the Acquisition or (ii) at any time so long as (1) the Permitted Holders directly or indirectly beneficially own shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Issuers or (2) no Person, other than the Permitted Holders, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent.”

(c)    Section 1.01 of the Indenture, entitled “Definitions,” shall be modified by inserting or replacing, as applicable, in the proper alphabetical order to the list of defined terms, the following new defined terms and definitions:

“Acquisition” means the acquisition of the Parent pursuant to the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time), by and among the Parent, Neptune Intermediate Jersey Limited and Neptune BidCo US Inc., which provides that Neptune BidCo US Inc. will acquire the entire issued and to be issued share capital of the Parent.

2

“Permitted Holders” means, at any time, (i) one or more investment funds affiliated with, controlled by or managed by Elliott Investment Management L.P. or Brookfield Asset Management Inc. and any funds, partnerships or other co-investment vehicles managed or advised by Elliott Investment Management L.P. or Brookfield Asset Management Inc. or any of their respective Affiliates other than any portfolio companies (collectively, the “Consortium”), (ii) any Person that forms a group for purposes of Section 13(d) of the Exchange Act (or any successor provision) with the Consortium; provided that, collectively, the Consortium, directly or indirectly, controls a majority of the ordinary voting power of the Capital Stock of the Parent beneficially owned by such group and (iii) any publicly-listed company so long as no Person, other than Permitted Holders described in clauses (i) and (ii) above, such publicly-listed company or any subsidiary of such publicly-listed company, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent or such publicly-listed company.

(3)    Effectiveness; Operativeness. This Supplemental Indenture shall become a valid, binding and legal agreement enforceable in accordance with its terms between the parties hereto and effective when executed by the parties hereto; provided, however, that the amendments to the Indenture set forth herein shall become operative only at the first time and date at which the Issuers have notified the Trustee that Notes representing the Requisite Consents that were validly tendered (and not validly withdrawn) have been accepted for purchase by the Issuers, subject to the terms and conditions set forth in the Offer to Purchase, including that the Acquisition has been consummated in accordance with the terms and conditions set forth in the Transaction Agreement (such time and date, the “Operative Time”). The Issuers will notify the Trustee in writing (which may be by e-mail) of the occurrence of the Operative Time.

(4)    Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(5)    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture shall be deemed to include electronic signatures or deliveries, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or physical delivery thereof, as the case may be.

(6)    Effect of Headings. The Section headings herein are for convenience of reference only and are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

(7)    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

NIELSEN FINANCE LLC

By:	/s/ Jana Palmaccio
Name: Jana Palmaccio Title: Vice President and Treasurer

NIELSEN FINANCE CO.

By:	/s/ Jana Palmaccio
Name: Jana Palmaccio Title: Vice President and Treasurer

Signature Page to First Supplemental Indenture to 4.500% Senior Notes due 2029 Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Luke Russell
Name: Luke Russell Title: Vice President

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk Title: Vice President

Signature Page to First Supplemental Indenture to 4.500% Senior Notes due 2029 Indenture

Exhibit 4.4

Execution Version

FIRST SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of September 7, 2022, among Nielsen Finance LLC (the “LLC Issuer”), a Delaware limited liability company, Nielsen Finance Co., a Delaware corporation (the “Corp. Issuer,” together with the LLC Issuer, the “Issuers”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of September 24, 2020, providing for the issuance of an unlimited aggregate principal amount of 5.875% Senior Notes due 2030 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides, with exceptions not here applicable, that the Issuers and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class (including, without limitation, consents obtained in connection with a tender offer for the Notes) (the “Requisite Consents”);

WHEREAS, Nielsen Holdings plc, a public limited company formed under the laws of England and Wales, has entered into the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time, the “Transaction Agreement”), with Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey, and Neptune BidCo US Inc., a Delaware corporation, as further amended from time to time (the “Acquisition”);

WHEREAS, in connection with the Acquisition, the Issuers, along with The Nielsen Company (Luxembourg) S.à r.l., a Luxembourg société à responsabilité limitée (private limited liability company), distributed an Offer to Purchase and Consent Solicitation Statement, dated August 24, 2022 (the “Offer to Purchase”), to the Holders of the Notes in connection with the offer to purchase for cash any and all of the outstanding Notes and the concurrent solicitation of such Holders’ consents (the “Consents”) to certain proposed amendments to the Indenture as further described in the Offer to Purchase (the “Proposed Amendments”);

WHEREAS, in accordance with the terms and conditions set forth in the Offer to Purchase, the Holders of a majority in aggregate principal amount of the outstanding Notes have validly provided Consents and have not validly withdrawn their Consents to the adoption of the Proposed Amendments set forth in this Supplemental Indenture in accordance with the provisions of the Indenture, and evidence of such Consents has been provided by the Issuers to the Trustee;

WHEREAS, the Issuers have approved the Proposed Amendments;

WHEREAS, with the Issuers having received the Requisite Consents from the Holders of the outstanding Notes, the Issuers desire to amend the Indenture pursuant to Section 9.02 of the Indenture to effect the Proposed Amendments;

WHEREAS, in accordance with Sections 7.02, 9.06 and 12.04 of the Indenture, the Issuers have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel with respect to this Supplemental Indenture on the date hereof;

WHEREAS, pursuant to Section 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a legal, valid and binding obligation of the Issuers according to its terms have been done.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the agreements and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

(1)    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture, as amended by this First Supplemental Indenture.

(2)    Amendments to the Indenture. Section 1.01 of the Indenture, entitled “Definitions,” is hereby amended as set forth below.

(a)    The definition of “Change of Control” shall be modified by deleting clause (3) thereof, which, for the avoidance of doubt, currently reads “(3) Nielsen HF ceases to be a Wholly-Owned Subsidiary of Parent.”, and be further modified to (i) add “or” at the end of clause (1) thereof and (ii) replace “; or” at the end of clause (2) thereof with “.”

(b)    The definition of “Change of Control” shall be further modified to add a new sentence to the end of the definition that would read as follows: “Notwithstanding the foregoing, a “Change of Control” will not occur or be deemed to occur or have occurred (i) in connection with the Acquisition or (ii) at any time so long as (1) the Permitted Holders directly or indirectly beneficially own shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Issuers or (2) no Person, other than the Permitted Holders, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent.”

(c)    Section 1.01 of the Indenture, entitled “Definitions,” shall be modified by inserting or replacing, as applicable, in the proper alphabetical order to the list of defined terms, the following new defined terms and definitions:

“Acquisition” means the acquisition of the Parent pursuant to the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time), by and among the Parent, Neptune Intermediate Jersey Limited and Neptune BidCo US Inc., which provides that Neptune BidCo US Inc. will acquire the entire issued and to be issued share capital of the Parent.

2

“Permitted Holders” means, at any time, (i) one or more investment funds affiliated with, controlled by or managed by Elliott Investment Management L.P. or Brookfield Asset Management Inc. and any funds, partnerships or other co-investment vehicles managed or advised by Elliott Investment Management L.P. or Brookfield Asset Management Inc. or any of their respective Affiliates other than any portfolio companies (collectively, the “Consortium”), (ii) any Person that forms a group for purposes of Section 13(d) of the Exchange Act (or any successor provision) with the Consortium; provided that, collectively, the Consortium, directly or indirectly, controls a majority of the ordinary voting power of the Capital Stock of the Parent beneficially owned by such group and (iii) any publicly-listed company so long as no Person, other than Permitted Holders described in clauses (i) and (ii) above, such publicly-listed company or any subsidiary of such publicly-listed company, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent or such publicly-listed company.

(3)    Effectiveness; Operativeness. This Supplemental Indenture shall become a valid, binding and legal agreement enforceable in accordance with its terms between the parties hereto and effective when executed by the parties hereto; provided, however, that the amendments to the Indenture set forth herein shall become operative only at the first time and date at which the Issuers have notified the Trustee that Notes representing the Requisite Consents that were validly tendered (and not validly withdrawn) have been accepted for purchase by the Issuers, subject to the terms and conditions set forth in the Offer to Purchase, including that the Acquisition has been consummated in accordance with the terms and conditions set forth in the Transaction Agreement (such time and date, the “Operative Time”). The Issuers will notify the Trustee in writing (which may be by e-mail) of the occurrence of the Operative Time.

(4)    Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(5)    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture shall be deemed to include electronic signatures or deliveries, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or physical delivery thereof, as the case may be.

(6)    Effect of Headings. The Section headings herein are for convenience of reference only and are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

(7)    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein.

3

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

NIELSEN FINANCE LLC

By:	/s/ Jana Palmaccio
Name: Jana Palmaccio Title: Vice President and Treasurer

NIELSEN FINANCE CO.

By:	/s/ Jana Palmaccio
Name: Jana Palmaccio Title: Vice President and Treasurer

Signature Page to First Supplemental Indenture to 5.875% Senior Notes due 2030 Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Luke Russell
Name: Luke Russell Title: Vice President

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk Title: Vice President

Signature Page to First Supplemental Indenture to 5.875% Senior Notes due 2030 Indenture

Exhibit 4.5

Execution Version

FIRST SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of September 7, 2022, among Nielsen Finance LLC (the “LLC Issuer”), a Delaware limited liability company, Nielsen Finance Co., a Delaware corporation (the “Corp. Issuer,” together with the LLC Issuer, the “Issuers”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of May 28, 2021, providing for the issuance of an unlimited aggregate principal amount of 4.750% Senior Notes due 2031 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides, with exceptions not here applicable, that the Issuers and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class (including, without limitation, consents obtained in connection with a tender offer for the Notes) (the “Requisite Consents”);

WHEREAS, Nielsen Holdings plc, a public limited company formed under the laws of England and Wales, has entered into the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time, the “Transaction Agreement”), with Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey, and Neptune BidCo US Inc., a Delaware corporation, as further amended from time to time (the “Acquisition”);

WHEREAS, in connection with the Acquisition, the Issuers, along with The Nielsen Company (Luxembourg) S.à r.l., a Luxembourg société à responsabilité limitée (private limited liability company), distributed an Offer to Purchase and Consent Solicitation Statement, dated August 24, 2022 (the “Offer to Purchase”), to the Holders of the Notes in connection with the offer to purchase for cash any and all of the outstanding Notes and the concurrent solicitation of such Holders’ consents (the “Consents”) to certain proposed amendments to the Indenture as further described in the Offer to Purchase (the “Proposed Amendments”);

WHEREAS, in accordance with the terms and conditions set forth in the Offer to Purchase, the Holders of a majority in aggregate principal amount of the outstanding Notes have validly provided Consents and have not validly withdrawn their Consents to the adoption of the Proposed Amendments set forth in this Supplemental Indenture in accordance with the provisions of the Indenture, and evidence of such Consents has been provided by the Issuers to the Trustee;

WHEREAS, the Issuers have approved the Proposed Amendments;

WHEREAS, with the Issuers having received the Requisite Consents from the Holders of the outstanding Notes, the Issuers desire to amend the Indenture pursuant to Section 9.02 of the Indenture to effect the Proposed Amendments;

WHEREAS, in accordance with Sections 7.02, 9.06 and 12.04 of the Indenture, the Issuers have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel with respect to this Supplemental Indenture on the date hereof;

WHEREAS, pursuant to Section 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a legal, valid and binding obligation of the Issuers according to its terms have been done.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the agreements and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

(1)    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture, as amended by this First Supplemental Indenture.

(2)    Amendments to the Indenture. Section 1.01 of the Indenture, entitled “Definitions,” is hereby amended as set forth below.

(a)    The definition of “Change of Control” shall be modified by deleting clause (3) thereof, which, for the avoidance of doubt, currently reads “(3) Nielsen HF ceases to be a Wholly-Owned Subsidiary of Parent.”, and be further modified to (i) add “or” at the end of clause (1) thereof and (ii) replace “; or” at the end of clause (2) thereof with “.”

(b)    The definition of “Change of Control” shall be further modified to add a new sentence to the end of the definition that would read as follows: “Notwithstanding the foregoing, a “Change of Control” will not occur or be deemed to occur or have occurred (i) in connection with the Acquisition or (ii) at any time so long as (1) the Permitted Holders directly or indirectly beneficially own shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Issuers or (2) no Person, other than the Permitted Holders, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent.”

(c)    Section 1.01 of the Indenture, entitled “Definitions,” shall be modified by inserting or replacing, as applicable, in the proper alphabetical order to the list of defined terms, the following new defined terms and definitions:

“Acquisition” means the acquisition of the Parent pursuant to the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022 (as further amended, supplemented, waived or otherwise modified from time to time), by and among the Parent, Neptune Intermediate Jersey Limited and Neptune BidCo US Inc., which provides that Neptune BidCo US Inc. will acquire the entire issued and to be issued share capital of the Parent.

2

“Permitted Holders” means, at any time, (i) one or more investment funds affiliated with, controlled by or managed by Elliott Investment Management L.P. or Brookfield Asset Management Inc. and any funds, partnerships or other co-investment vehicles managed or advised by Elliott Investment Management L.P. or Brookfield Asset Management Inc. or any of their respective Affiliates other than any portfolio companies (collectively, the “Consortium”), (ii) any Person that forms a group for purposes of Section 13(d) of the Exchange Act (or any successor provision) with the Consortium; provided that, collectively, the Consortium, directly or indirectly, controls a majority of the ordinary voting power of the Capital Stock of the Parent beneficially owned by such group and (iii) any publicly-listed company so long as no Person, other than Permitted Holders described in clauses (i) and (ii) above, such publicly-listed company or any subsidiary of such publicly-listed company, beneficially owns shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent or such publicly-listed company.

(3)    Effectiveness; Operativeness. This Supplemental Indenture shall become a valid, binding and legal agreement enforceable in accordance with its terms between the parties hereto and effective when executed by the parties hereto; provided, however, that the amendments to the Indenture set forth herein shall become operative only at the first time and date at which the Issuers have notified the Trustee that Notes representing the Requisite Consents that were validly tendered (and not validly withdrawn) have been accepted for purchase by the Issuers, subject to the terms and conditions set forth in the Offer to Purchase, including that the Acquisition has been consummated in accordance with the terms and conditions set forth in the Transaction Agreement (such time and date, the “Operative Time”). The Issuers will notify the Trustee in writing (which may be by e-mail) of the occurrence of the Operative Time.

(4)    Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(5)    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture shall be deemed to include electronic signatures or deliveries, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or physical delivery thereof, as the case may be.

(6)    Effect of Headings. The Section headings herein are for convenience of reference only and are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

(7)    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein.

3

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

NIELSEN FINANCE LLC

By:	/s/ Jana Palmaccio
Name: Jana Palmaccio Title: Vice President and Treasurer

NIELSEN FINANCE CO.

By:	/s/ Jana Palmaccio
Name: Jana Palmaccio Title: Vice President and Treasurer

Signature Page to First Supplemental Indenture to 4.750% Senior Notes due 2031 Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Luke Russell
Name: Luke Russell Title: Vice President

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk Title: Vice President

Signature Page to First Supplemental Indenture to 4.750% Senior Notes due 2031 Indenture

Exhibit 99.1

Nielsen Announces Completion of Consent Solicitations and Termination of Change of Control Offers

New York, NY – September 8, 2022 – Nielsen Holdings plc (NYSE: NLSN) (the “Company”) announced today that, according to information provided by D.F. King & Co., Inc. (“D.F. King”), the Information and Tender Agent for the Offerors’ (as defined below) previously announced cash tender offers (collectively, the “Tender Offer”) and consent solicitations (collectively, the “Consent Solicitation”), as of 5:00 p.m., New York City time, on September 7, 2022, the Offerors had received tenders and consents from holders of $477,344,000 in aggregate principal amount of The Nielsen Company (Luxembourg) S.à r.l.’s (the “Luxembourg Issuer”) outstanding 5.000% Senior Notes due 2025 (the “2025 Notes”), representing approximately 95.47% of the total outstanding principal amount of the 2025 Notes, and tenders and consents from holders of $922,135,000 in aggregate principal amount of Nielsen Finance LLC and Nielsen Finance Co.’s (together, the “US Issuers” and, together with the Luxembourg Issuer, the “Offerors”) outstanding 5.625% Senior Notes due 2028 (the “2028 Notes”), representing approximately 92.21% of the total outstanding principal amount of the 2028 Notes, from holders of $617,305,000 in aggregate principal amount of the US Issuers’ 4.500% Senior Notes due 2029 (the “2029 Notes”), representing approximately 98.77% of the total outstanding principal amount of the 2029 Notes, from holders of $693,770,000 in aggregate principal amount of the US Issuers’ 5.875% Senior Notes due 2030 (the “2030 Notes”), representing approximately 92.50% of the total outstanding principal amount of the 2030 Notes and from holders of $609,817,000 in aggregate principal amount of the US Issuers’ 4.750% Senior Notes due 2031 (the “2031 Notes” and collectively with the 2025 Notes, 2028 Notes, 2029 Notes and 2030 Notes, the “Notes”), representing approximately 97.57% of the total outstanding principal amount of the 2031 Notes.

As a result of receiving the requisite consents, the Offerors and the trustee under each applicable indenture executed supplemental indentures relating to the Notes on September 7, 2022 (collectively, the “Supplemental Indentures”) to effect the proposed amendments (the “Proposed Amendments”). The Proposed Amendments eliminate the requirement to make a “Change of Control Offer” in connection with the acquisition of the Company pursuant to the Transaction Agreement, dated March 28, 2022, as amended on August 19, 2022, by and among the Company, Neptune Intermediate Jersey Limited and Neptune BidCo US Inc., as further amended from time to time (the “Acquisition”), and make certain other customary changes for a privately-held company to the “Change of Control” provisions in the indentures governing the Notes. Each Supplemental Indenture provides that the Proposed Amendments will not become operative unless and until the Luxembourg Issuer or the US Issuers, as applicable, notify the trustee of the applicable indenture that the Notes under such Indenture, representing at least a majority in aggregate principal amount of the respective Notes outstanding under such Indenture, have been accepted for purchase by the Offerors pursuant to the terms of the Tender Offer and Consent Solicitation.

Consummation of the Tender Offer and payment for the Notes validly tendered pursuant to the Tender Offer are subject to the satisfaction of certain conditions, including, but not limited to, the consummation of the Acquisition. The Offerors reserve the right, at their sole discretion, to waive any and all conditions to the Tender Offer. The Offerors intend to further extend the Expiration Date, without extending the September 7, 2022 Withdrawal Deadline (unless required by law), to have the Settlement Date coincide with the completion of the Acquisition. The completion of the Acquisition and settlement for the Notes tendered and not validly withdrawn is currently expected to occur in October 2022. Concurrently with, but separate from the Tender Offer and the Consent Solicitation, the Offerors commenced offers to purchase for cash any and all of the Offerors’ Notes at a purchase price equal to 101% of the aggregate principal amount of each series of Notes repurchased (collectively, the “Change of Control Offer”), plus accrued and unpaid interest to, but excluding, the date of purchase. Because the requisite consents with respect to each series of Notes have been received and each Supplemental Indenture has been executed, the Offerors are terminating the Change of Control Offer.

Except as set forth herein, all other terms, provisions and conditions of the Tender Offer and the Consent Solicitation will remain in full force and effect as set forth in the Offerors’ Offer to Purchase and Consent Solicitation Statement, dated August 24, 2022 (as amended or supplemented from time to time, the “Statement”). The complete terms and conditions of the Tender Offer and Consent Solicitation are described in the Statement, copies of which may be obtained at no charge from D.F. King. All capitalized terms used but not defined herein shall have the same meaning ascribed to them in the Statement. The Offerors reserve the right to further amend the terms of the Tender Offer and Consent Solicitation, to further extend the Expiration Date for the Tender Offer and Consent Solicitation or to waive any and all conditions to the Tender Offer and Consent Solicitation, in its sole discretion, at any time.

Requests for documents relating to the Tender Offer and the Consent Solicitation may be directed to D.F. King & Co, Inc., the Information and Tender Agent, toll free at (888) 541-9895, toll at (212) 269-5550 (Banks and Brokers) or email at nielsen@dfking.com. BofA Securities, Inc. (“BofA Securities”) is acting as Dealer Manager for the Tender Offer and the Consent Solicitation. Questions regarding the Tender Offer and the Consent Solicitation may be directed to BofA Securities at (980) 388-3646 (collect) or (888) 292-0070 (toll free).

This press release is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell, or a solicitation of consents with respect to, any security. No offer, solicitation or purchase will be made in any jurisdiction in which such an offer, solicitation or purchase would be unlawful. The Tender Offer and Consent Solicitation is being made solely by the Statement. The full details of the Tender Offer and Consent Solicitation, including complete instructions on how to tender the Notes, are included in the Statement. Holders of the Notes are strongly encouraged to carefully read the Statement because it contains important information.

Forward-Looking Statements

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction and Nielsen ONE. Factors leading thereto may include, without limitation, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Nielsen’s business, the failure of Nielsen’s new business strategy in accomplishing Nielsen’s objectives, economic or other conditions in the markets Nielsen is engaged in, impacts of actions and behaviors of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules and processes affecting Nielsen’s business, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement entered into pursuant to the proposed transaction (the “Agreement”), the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, and other specific risk factors that are outlined in Nielsen’s disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as its 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission (the “SEC”). Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Nielsen assumes no obligation to update any written or oral forward-looking statement made by Nielsen or on its behalf as a result of new information, future events or other factors, except as required by law.

About Nielsen

Nielsen shapes the world’s media and content as a global leader in audience measurement, data and analytics. Through our understanding of people and their behaviors across all channels and platforms, we empower our clients with independent and actionable intelligence so they can connect and engage with their audiences—now and into the future.

An S&P 500 company, Nielsen (NYSE: NLSN) operates around the world in more than 55 countries. Learn more at www.nielsen.com or www.nielsen.com/investors and connect with us on Instagram, Facebook, Twitter, LinkedIn.

About Elliott and Evergreen

Elliott Investment Management L.P. manages approximately $55.7 billion of assets as of June 30, 2022. Its flagship fund, Elliott Associates, L.P., was founded in 1977, making it one of the oldest funds under continuous management. The Elliott funds’ investors include pension plans, sovereign wealth funds, endowments, foundations, funds-of-funds, high net worth individuals and families, and employees of the firm. Evergreen Coast Capital Corp. is Elliott’s Menlo Park affiliate, which focuses on technology investing.

About Brookfield Business Partners

Brookfield Business Partners is a global business services and industrials company focused on owning and operating high-quality businesses that provide essential products and services and benefit from a strong competitive position. Investors have flexibility to invest in our company either through Brookfield Business Corporation (NYSE, TSX:BBUC), a corporation, or Brookfield Business Partners L.P. (NYSE: BBU; TSX:BBU.UN), a limited partnership.

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Brookfield Business Partners is the flagship listed vehicle of Brookfield Asset Management’s Private Equity Group. Brookfield Asset Management is a leading global alternative asset manager with approximately $750 billion of assets under management.

Investor Relations: Sara Gubins, +1 646 283 7571; sara.gubins@nielsen.com

Media Relations: Connie Kim, +1 240 274 9999; connie.kim@nielsen.com

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